UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam AMT-Free Municipal Fund

Semiannual report
1 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

March 14, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Seeking income exempt from federal and alternative minimum taxes

Municipal bonds have long been popular investments because they offer income exempt from federal tax. Putnam AMT-Free Municipal Fund seeks bonds that are also exempt from the alternative minimum tax (AMT), which affects a significant number of taxpayers.

Managed by a team of industry veterans

The fund's portfolio managers conduct meticulous credit research to choose bonds that are not subject to the AMT. Pursuing the fund's mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

Paul M. Drury, CFA
Portfolio Manager
Industry since 1989
At Putnam since 1989

Garrett L. Hamilton, CFA
Portfolio Manager
Industry since 2006
At Putnam since 2016
(not pictured)

Putnam's municipal bond team has managed tax-exempt strategies through many different market environments.

2 AMT-Free Municipal Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

AMT-Free Municipal Fund 3

Paul M. Drury, CFA
Portfolio Manager

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, what was the market backdrop like for municipal bonds during the six-month reporting period ended January 31, 2017?

Prices of municipal bonds declined and their yields moved higher in response to slowing mutual fund demand and record new-issue supply during the reporting period. One factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the U.S. presidential election and a potential interest-rate hike by the Federal Reserve before the end of 2016, which came to pass on December 14. As a result, municipal bond issuance for 2016, which totaled $445 billion, proved to be a record-setting year.

On the demand side, outflows began to outpace inflows — a measure of investor interest — as investors moved into a more optimistic “risk-on” posture following the presidential election and transferred assets into more economically sensitive investments or higher-risk investments, such as stocks. Consequently, municipal bond prices fell further and their yields rose accordingly, contributing to a steeper municipal bond yield curve for the balance of the reporting period. We believe the uncertainty around U.S.

4 AMT-Free Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund 5

income tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

The net effect of these developments was a weaker supply/demand [technical] picture for the municipal bond market. For the six months ended January 31, 2017, the Bloomberg Barclays Municipal Bond Index [the benchmark index] returned –3.34%, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.20%. Against this backdrop, lower-yielding, higher-rated municipal bonds slightly outperformed higher-yielding, lower-rated municipal bonds. Municipal bonds with longer maturities underperformed those with shorter maturities.

How did the fund perform for the reporting period?

For the six months ended January 31, 2017, the fund underperformed its benchmark index and its Lipper peer group average. The fund’s position in municipal bonds issued by FirstEnergy Solutions was negatively affected when its parent company announced possible restructuring plans.

As part of our effort to manage a portfolio free from the alternative minimum tax [AMT], we sought to avoid AMT non-qualified, private-equity municipal bonds that might increase the portfolio’s AMT exposure. Private-equity bonds are issued by states and municipalities for nongovernmental projects, such as building a new stadium. In this way, the investment income earned by the fund is exempt from federal personal income taxes, thereby helping to limit a shareholder’s AMT exposure. As of January 31, 2017, the fund did not own any bonds that could be subject to the AMT.

What was your investment approach during the reporting period?

Municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] widened in this somewhat negative environment. Since municipal bonds tend to be highly correlated with U.S. Treasury bonds over long periods of time, the large move in Treasury yields pushed municipal bond yields higher — further contributing to the widening of credit spreads, especially in the A and BBB subsectors of the investment-grade universe. We believe this development was mainly due to high-yielding municipal bond funds selling their more liquid investment-grade holdings to meet redemptions.

During the reporting period, we believed that downside risks included the possibility of interest rates moving higher should the U.S. economic backdrop continue to improve or flows to municipal bonds turning decidedly negative. As such, we maintained a slightly more defensive duration posture and a somewhat higher cash allocation to help potentially insulate the portfolio from any market pressure from a Fed decision to raise short-term rates. We also believed this strategy would give us greater flexibility to act swiftly when timely investment opportunities presented themselves — as they did when the selloff in municipal bonds rated A and BBB created more value in those bonds, especially compared with lower-rated municipal bond securities, in our view.

Given this backdrop, many of our broader investment themes remained in place. They included duration positioning, or interest-rate sensitivity, that was slightly below the median of the fund’s Lipper peer group; overweight exposure, relative to the benchmark index, to municipal bonds rated BBB; a preference for higher-education, essential service utilities, and continuing-care retirement community bonds relative to its Lipper group; and an underweight position in Puerto Rico-based issuers relative to

6 AMT-Free Municipal Fund

the fund’s Lipper peers. The fund also continued to be weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments.

What are your thoughts about the recent U.S. presidential election and future Fed rate policy?

With the election behind us, fiscal and monetary policy uncertainty has increased, in our view. Accordingly, we believe the market has begun to price in a greater range of outcomes. Little is known regarding President Trump’s formal policy initiatives, but what can be inferred thus far has been generally interpreted by the market as constructive for economic growth, which we believe could lead to higher inflation. As such, the market is beginning to question the relationship between the timing of the next interest-rate hike and the pace of subsequent hikes. The prospect of more fiscal stimulus against a monetary policy backdrop that is still accommodative by historical measures has the market increasingly concerned about higher inflation, in our view.

While there is still a lot that is unknown, our first read is that fiscal policy will become more stimulative, which may mean that the economy will have less dependence on accommodative monetary policy, and that there is greater potential for higher short-term rates. All that said, we believe that we are still dealing with relatively low, but improving, domestic trend growth; demographic headwinds; a data-dependent Fed; and improving global growth. The economic impact of new policy initiatives is yet to be seen, but we believe that we are still in an environment of gradual normalization by historical standards, but perhaps a little less gradual than the environment that existed before the election.

What is your view of the municipal bond market as 2017 begins?

The technical picture may have weakened in recent months, but we still view the asset class as fairly valued. While the $33 billion of new issuance in January 2017 was the heaviest level of new issue supply on record for that month, the markets anticipate supply to taper off as the year progresses. As such, we believe that we

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

AMT-Free Municipal Fund 7

may see technicals coming into more attractive balance near term. Fundamentals are generally sound, in our view, despite a handful of challenging situations such as Puerto Rico. With the widening of credit spreads and more attractive prices, however, we are finding what we believe to be selective investment opportunities in Illinois and New Jersey. In addition, default rates remained low relative to other fixed-income markets at period-end. On a historical basis, the five-year cumulative default rate stands at 0.08%.

That said, 2017 is likely to be a volatile and uncertain year, in our view. Under the new administration, we believe that tax reform is shaping up to be a centerpiece of a Trump presidency. While the tax exemption of municipal bonds may be called into question, a number of market analysts believe that the tax-exempt status of municipal bond income reinforces Trump’s infrastructure investment and job creation goals. In our view, tax-exempt municipal bonds have long been a vital and effective tool for financing public projects, such as roads, schools, and hospitals, as state and local governments have turned to the municipal bond market to fund these projects. We will be following the debate closely to see if tax reform actually materializes, and how the details of tax reform may shape the outlook for municipal bonds.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (9/20/93)
Before sales charge	5.79%	48.70%	4.05%	15.16%	2.86%	11.45%	3.68%	–0.49%	–3.67%

After sales charge	5.65	42.76	3.62	10.55	2.03	6.99	2.28	–4.47	–7.52

Class B (9/9/85)
Before CDSC	5.79	41.42	3.53	11.64	2.23	9.47	3.06	–1.11	–3.97

After CDSC	5.79	41.42	3.53	9.71	1.87	6.47	2.11	–5.93	–8.71

Class C (7/26/99)
Before CDSC	5.14	37.65	3.25	10.78	2.07	8.88	2.88	–1.26	–4.10

After CDSC	5.14	37.65	3.25	10.78	2.07	8.88	2.88	–2.22	–5.04

Class M (6/1/95)
Before sales charge	5.55	44.63	3.76	13.59	2.58	10.53	3.39	–0.82	–3.85

After sales charge	5.44	39.92	3.42	9.90	1.91	6.94	2.26	–4.04	–6.98

Class Y (1/2/08)
Net asset value	5.64	51.03	4.21	16.50	3.10	12.22	3.92	–0.26	–3.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund 9

Comparative index returns For periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg
Barclays Municipal	6.55%	52.97%	4.34%	15.61%	2.94%	11.50%	3.70%	–0.28%	–3.34%
Bond Index

Lipper General &
Insured Municipal
Debt Funds	6.05	43.47	3.65	15.71	2.94	11.53	3.69	–0.45	–3.59
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/17, there were 265, 262, 230, 207, 152, and 29 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.236010		$0.188572	$0.176809	$0.215466		$0.254062

Capital gains [2]	—		—	—	—		—

Total	$0.236010		$0.188572	$0.176809	$0.215466		$0.254062

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/16	$15.71	$16.36	$15.73	$15.76	$15.76	$16.29	$15.73

1/31/17	14.90	15.52	14.92	14.94	14.94	15.44	14.91

	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.18%	3.05%	2.56%	2.40%	2.91%	2.81%	3.41%

Taxable equivalent [4]	5.62	5.39	4.52	4.24	5.14	4.96	6.02

Current 30-day
SEC yield [5]	N/A	1.80	1.27	1.12	N/A	1.57	2.11

Taxable equivalent [4]	N/A	3.18	2.24	1.98	N/A	2.77	3.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (9/20/93)
Before sales charge	5.79%	47.29%	3.95%	17.57%	3.29%	12.80%	4.10%	–0.19%	–4.26%

After sales charge	5.65	41.40	3.52	12.87	2.45	8.29	2.69	–4.18	–8.09

Class B (9/9/85)
Before CDSC	5.79	39.98	3.42	14.05	2.66	10.79	3.48	–0.74	–4.55

After CDSC	5.79	39.98	3.42	12.09	2.31	7.79	2.53	–5.57	–9.27

Class C (7/26/99)
Before CDSC	5.13	36.34	3.15	13.17	2.51	10.28	3.31	–0.95	–4.68

After CDSC	5.13	36.34	3.15	13.17	2.51	10.28	3.31	–1.92	–5.62

Class M (6/1/95)
Before sales charge	5.55	43.35	3.67	16.12	3.03	11.94	3.83	–0.38	–4.37

After sales charge	5.44	38.69	3.32	12.35	2.36	8.30	2.69	–3.62	–7.48

Class Y (1/2/08)
Net asset value	5.64	49.48	4.10	18.94	3.53	13.58	4.34	0.05	–4.14

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/16*	0.80%	1.41%	1.56%	1.06%	0.56%

Annualized expense ratio for the six-month
period ended 1/31/17	0.80%	1.41%	1.56%	1.06%	0.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

AMT-Free Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$3.96	$6.97	$7.70	$5.24	$2.77

Ending value (after expenses)	$963.30	$960.30	$959.00	$961.50	$963.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.08	$7.17	$7.93	$5.40	$2.85

Ending value (after expenses)	$1,021.17	$1,018.10	$1,017.34	$1,019.86	$1,022.38

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 AMT-Free Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee.

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

AMT-Free Municipal Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 AMT-Free Municipal Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

AMT-Free Municipal Fund 15

The fund’s portfolio 1/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown is the current
interest rate at the close of the reporting period
AGM Assured Guaranty Municipal Corporation
G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation
GNMA Coll. Government National Mortgage
BAM Build America Mutual	Association Collateralized

COP Certificates of Participation	NATL National Public Finance Guarantee Corp.

FCS Farm Credit System	PSFG Permanent School Fund Guaranteed

FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized

FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are floating-
Corporation Collateralized	rate securities with long-term maturities that carry
coupons that reset and are payable upon demand
FNMA Coll. Federal National Mortgage	either daily, weekly or monthly. The rate shown is the
Association Collateralized	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.6%)*	Rating**	Principal amount	Value

Alabama (0.9%)

AL State Port Auth. Docks Fac. Rev. Bonds,
6.00%, 10/1/40	A–	$1,000,000	$1,131,800

Lower AL Gas Dist. Rev. Bonds (Gas Project), Ser. A,
5.00%, 9/1/46	A3	750,000	860,813

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	1,500,000	1,669,365

			3,661,978

Arizona (3.1%)

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	1,000,000	1,048,690

El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	833,093

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,310,916

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,014,690

4.00%, 5/15/29	A/F	1,000,000	1,036,080

Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 5.00%, 8/1/32	AA	1,000,000	1,158,800

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,000,000	1,188,100

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5.00%, 9/1/35	AA	2,000,000	2,177,220

U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.,
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	1,964,848

			12,732,437

California (13.4%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	BBB+/F	500,000	548,700

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5.00%, 4/1/33	AA–	800,000	913,520

16 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

California cont.

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Adventist
Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	$1,000,000	$1,112,710

CA Muni. Fin. Auth. Rev. Bonds

(U. of La Verne), Ser. A, 6.25%, 6/1/40	Baa1	1,000,000	1,112,550

(Biola U.), 5.00%, 10/1/38	Baa1	1,200,000	1,292,028

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5.875%, 5/15/29
(Prerefunded 5/15/19)	AA–	1,500,000	1,658,520

CA State G.O. Bonds

6.50%, 4/1/33	Aa3	3,500,000	3,907,260

5.00%, 11/1/43	Aa3	1,000,000	1,119,960

5.00%, 2/1/38	Aa3	3,000,000	3,330,420

CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds (J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	1,000,000	1,119,130

CA State Pub. Wks. Board Rev. Bonds

(Riverside Campus), Ser. B, 6.00%, 4/1/25	A1	3,000,000	3,282,570

Ser. G-1, 5.25%, 10/1/23	A1	3,000,000	3,280,800

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(Sr. Living — Presbyterian Homes),
6.625%, 11/15/24	BBB–	2,000,000	2,211,860

(Sutter Hlth.), Ser. B, 5.25%, 11/15/48	Aa3	1,550,000	1,619,921

AGM, 5.00%, 11/15/44	AA	500,000	555,005

Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	BBB+	775,000	898,380

Foothill-De Anza, Cmnty. College Dist. COP

5.00%, 4/1/36	AA+	200,000	224,714

5.00%, 4/1/35	AA+	250,000	281,798

5.00%, 4/1/33	AA+	300,000	341,223

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	4,046,050

Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.)

Ser. A, 5.00%, 5/15/40	AA	1,000,000	1,100,210

Ser. B, 5.00%, 5/15/33	AA–	500,000	571,935

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,013,183

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL

zero %, 8/1/25	AA–	1,190,000	899,652

zero %, 8/1/24	AA–	1,125,000	889,414

zero %, 8/1/23	AA–	1,065,000	882,235

zero %, 8/1/22	AA–	1,010,000	870,196

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A, 5.00%, 7/1/31	A+	500,000	565,050

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2006), Ser. A, 6.50%, 8/1/24
(Prerefunded 8/1/19)	Aa3	2,500,000	2,823,325

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5.00%, 8/15/30	AA–	530,000	604,603

AMT-Free Municipal Fund 17

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

California cont.

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/21	AA–	$5,500,000	$4,892,292

Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/27	A3	500,000	553,545

San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds
(Intl. Arpt.), Ser. F, 5.00%, 5/1/40	A1	1,250,000	1,365,338

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	350,000	385,557

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Holding), NATL, 6.25%, 7/1/17	AA–	1,840,000	1,879,358

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5.25%, 1/1/24
(Prerefunded 1/1/19)	AA–	1,000,000	1,078,060

Ventura Cnty., COP (Pub. Fin. Auth. III), 5.00%,
8/15/20 (Prerefunded 8/15/19)	AA+	1,000,000	1,094,010

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	413,329

			54,738,411

Colorado (1.7%)

CO State Hlth. Fac. Auth. Rev. Bonds

(Valley View Assn.), 5.25%, 5/15/42	A–	2,000,000	2,011,540

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,000,000	1,055,670

Denver City & Cnty., Arpt. Rev. Bonds

(Sub. Syst.), Ser. B, 5.25%, 11/15/32	A2	1,500,000	1,724,550

Ser. B, 5.00%, 11/15/37	A1	500,000	562,600

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	AA–	3,525,000	1,634,613

			6,988,973

Connecticut (0.4%)

CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F

5.00%, 7/1/34	BBB+/F	1,250,000	1,284,913

5.00%, 7/1/33	BBB+/F	250,000	258,138

			1,543,051

Delaware (0.7%)

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.62%, 10/1/38	VMIG1	3,000,000	3,000,000

			3,000,000

District of Columbia (1.5%)

DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds

(Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	2,825,825

Ser. B, 5.00%, 10/1/37	AA+	1,010,000	1,148,168

Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,088,540

			6,062,533

18 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Florida (5.0%)

Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	$1,250,000	$1,402,463

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5.375%, 10/1/29	A1	1,000,000	1,090,000

Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5.00%, 6/1/25	A1	1,200,000	1,417,656

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	360,000	364,316

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,476,668

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth. Syst.), 5.00%, 11/15/30	A2	1,500,000	1,661,355

Marco Island, Util. Sys. Rev. Bonds, Ser. A, 5.00%,
10/1/34 (Prerefunded 10/1/20)	Aa3	1,000,000	1,125,350

Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A

5.00%, 7/1/40	A2	1,000,000	1,087,390

5.00%, 7/1/28	A2	500,000	584,130

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,066,870

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, AGM, 5.00%, 7/1/25	AA	500,000	574,895

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/23	A–/F	1,630,000	1,796,211

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds

(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	3,000,000	3,428,970

(Acts Retirement-Life Cmnty., Inc.),
5.00%, 11/15/32	A–/F	2,000,000	2,157,140

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	660,000	707,553

Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	260,556

			20,201,523

Georgia (3.2%)

Atlanta, Tax Allocation Bonds (Beltline), Ser. B,
5.00%, 1/1/31	A2	675,000	763,992

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds

5.00%, 1/1/34	Aa3	200,000	225,460

5.00%, 1/1/32	Aa3	1,000,000	1,136,000

Atlanta, Wtr. & Waste Wtr. Rev. Bonds

Ser. A, 6.25%, 11/1/39 (Prerefunded 11/1/19)	Aa3	1,500,000	1,700,820

5.00%, 11/1/40	Aa3	3,000,000	3,376,890

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic
Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	1,009,971

Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37 ##	A	3,000,000	3,274,050

Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	1,500,000	1,698,210

			13,185,393

AMT-Free Municipal Fund 19

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Guam (0.3%)

Territory of GU, Rev. Bonds, Ser. A, 5.375%, 12/1/24
(Prerefunded 12/1/19)	BBB+	$1,000,000	$1,109,810

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	200,000	220,840

			1,330,650

Hawaii (0.1%)

HI State Dept. Budget & Fin. Rev. Bonds (Kahala Nui),
5.25%, 11/15/37	BBB+/F	250,000	265,183

			265,183

Illinois (8.4%)

Chicago, G.O. Bonds

Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,605,824

Ser. B-2, 5.50%, 1/1/37	BBB+	2,000,000	1,936,460

Ser. A, 5.25%, 1/1/33	BBB+	700,000	663,096

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/35	B	750,000	627,510

Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	543,435

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. A, 5.75%, 1/1/39	A2	700,000	786,191

Ser. D, 5.25%, 1/1/33	A2	1,000,000	1,125,630

Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,114,858

Chicago, Sales Tax Rev. Bonds, 5.00%, 1/1/32	AA	1,000,000	1,027,570

Chicago, Waste Wtr. Transmission Rev. Bonds

5.00%, 1/1/44	A	500,000	523,150

(2nd Lien), 5.00%, 1/1/39	A	565,000	592,888

Ser. C, 5.00%, 1/1/33	A	405,000	432,220

Chicago, Waste Wtr. Transmission Rev. Bonds , Ser. C

5.00%, 1/1/39	A	750,000	789,488

5.00%, 1/1/34	A	400,000	425,212

Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	721,386

IL Fin. Auth. Rev. Bonds

(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll., NATL,
5.75%, 11/1/28 (Prerefunded 11/1/18)	Aaa	1,500,000	1,617,165

(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37
(Prerefunded 1/1/18)	A	1,000,000	1,042,110

(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,661,200

IL State G.O. Bonds

5.25%, 2/1/30	Baa2	500,000	513,530

5.00%, 11/1/34	Baa2	400,000	398,572

5.00%, 3/1/34	Baa2	1,000,000	996,550

5.00%, 2/1/29	Baa2	1,400,000	1,433,180

5.00%, 2/1/28	Baa2	150,000	154,521

5.00%, 8/1/21	Baa2	1,000,000	1,055,490

IL State Fin. Auth. Rev. Bonds

(Art Institute of Chicago (The)), 5.00%, 3/1/30	AA–	1,500,000	1,703,625

(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	400,000	392,172

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	Aa3	2,000,000	2,250,720

20 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	AA–	$5,500,000	$4,448,400

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,143,460

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8.00%, 6/1/17	Aa3	2,600,000	2,657,928

			34,383,541

Indiana (1.0%)

IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. B,
5.75%, 1/1/29 (Prerefunded 1/1/19)	A1	1,000,000	1,086,490

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5.75%, 11/15/41	BBB+/F	1,000,000	1,086,310

IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(3/1/17) (Republic Svcs., Inc.), Ser. B, 0.90%, 5/1/28	A–2	2,000,000	1,999,680

			4,172,480

Kansas (0.4%)

KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	1,455,000	1,516,561

			1,516,561

Kentucky (1.8%)

KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	556,635

KY State Property & Bldg. Comm. Rev. Bonds
(Project No. 84), NATL, 5.00%, 8/1/20	Aa3	1,650,000	1,835,757

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	2,750,000	3,030,995

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)

Ser. A, 6.25%, 6/1/39	A	800,000	871,384

Ser. B, 5.625%, 9/1/39	A	1,000,000	1,068,730

			7,363,501

Louisiana (0.2%)

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	891,944

			891,944

Maryland (0.7%)

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds

(U. of MD Med. Syst.), AMBAC, 5.25%, 7/1/28
(Prerefunded 7/1/18)	A2	2,000,000	2,099,700

(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	537,245

			2,636,945

Massachusetts (6.8%)

MA State G.O. Bonds

Ser. J, 5.00%, 12/1/37	Aa1	4,000,000	4,599,240

Ser. E, 4.00%, 4/1/46	Aa1	4,275,000	4,328,352

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,077,050

AMT-Free Municipal Fund 21

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.

MA State Dev. Fin. Agcy. Rev. Bonds

(Sabis Intl.), Ser. A, 6.80%, 4/15/22
(Prerefunded 10/15/19)	BBB	$700,000	$799,792

(Harvard U.), Ser. A, U.S. Govt. Coll., 5.50%,
11/15/36 (Prerefunded 11/15/18)	Aaa	1,370,000	1,477,148

(Harvard U.), Ser. A, U.S. Govt. Coll., 5.50%,
11/15/36 (Prerefunded 11/15/18)	AAA/P	445,000	478,980

(Emerson College), Ser. A, 5.50%, 1/1/30	BBB+	2,000,000	2,157,180

(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	520,990

(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/41	A1	1,100,000	1,219,735

(Caregroup), Ser. I, 5.00%, 7/1/36	A3	300,000	332,004

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), Ser. 1, U.S. Govt.
Coll., 5.75%, 12/1/42 (Prerefunded 5/1/19)	Baa2	1,000,000	1,098,800

MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,092,240

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	2,000,000	2,170,340

(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	1,650,000	1,811,007

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA
Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	450,000	453,780

MA State Port Auth. Rev. Bonds, Ser. A, 5.00%, 7/1/27	Aa2	1,245,000	1,494,149

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	1,000,000	1,131,880

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5.25%, 7/1/36	A1	1,500,000	1,694,670

			27,937,337

Michigan (5.0%)

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B

AGM, 6.25%, 7/1/36	AA	5,000	5,520

AGM, U.S. Govt. Coll., 6.25%, 7/1/36
(Prerefunded 7/1/19)	AA	1,570,000	1,753,470

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	2,500,000	2,696,400

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,136,410

Kentwood, Economic Dev. Rev. Bonds (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,023,240

MI State Fin. Auth. Rev. Bonds

(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,000,000	1,081,550

(Henry Ford Hlth Syst.), 5.00%, 11/15/41	A	600,000	645,630

Ser. H-1, 5.00%, 10/1/39	AA–	525,000	571,237

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	400,000	429,796

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	200,000	215,640

(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	140,000	152,172

(Detroit), Ser. C-3, 5.00%, 4/1/28	A2	700,000	794,010

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A, 6.125%,
6/1/39 (Prerefunded 6/1/19)	AA+	1,000,000	1,110,500

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Michigan cont.

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	$4,000,0100	$4,795,360

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM, 5.00%,
10/1/25 (Prerefunded 10/1/18)	AA	1,000,000	1,064,010

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5.00%, 12/1/27	AA	1,775,000	1,851,538

Western MI U. Rev. Bonds, AGM, 5.00%, 11/15/28
(Prerefunded 5/15/18)	AA	1,000,000	1,049,940

			20,376,423

Minnesota (0.6%)

Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5.00%, 1/1/32	A+	500,000	565,315

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A+	500,000	555,070

Minneapolis, Rev. Bonds (National Marrow
Donor Program), U.S. Govt. Coll., 4.875%, 8/1/25
(Prerefunded 8/1/18)	AAA/P	1,350,000	1,424,088

			2,544,473

Mississippi (0.5%)

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,850,748

			1,850,748

Missouri (0.8%)

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A, 5.75%,
6/1/39 (Prerefunded 6/1/19)	A+	1,150,000	1,268,623

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (WA U.
(The)), Ser. A, 5.375%, 3/15/39 (Prerefunded 3/15/18)	Aaa	2,000,000	2,097,120

			3,365,743

Nebraska (0.9%)

Central Plains, Energy Rev. Bonds (NE Gas No. 3),
5.00%, 9/1/32	A3	1,000,000	1,089,130

NE State Pub. Pwr. Dist. Rev. Bonds, Ser. C,
5.00%, 1/1/35	A1	2,245,000	2,517,251

			3,606,381

Nevada (1.4%)

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	A1	525,000	589,103

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	445,000	472,643

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.70%, 6/1/42	VMIG1	4,650,000	4,650,000

			5,711,746

New Hampshire (0.5%)

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds (Southern
NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,163,860

			2,163,860

New Jersey (2.5%)

Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	761,873

NJ State Econ. Dev. Auth. Rev. Bonds

Ser. AAA, 5.00%, 6/15/36	A3	350,000	349,118

Ser. B, 5.00%, 11/1/26	A3	3,000,000	3,136,350

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	$1,000,000	$1,076,800

NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/33	A+	1,350,000	1,519,587

NJ State Trans. Trust Fund Auth. Rev. Bonds

(Trans. Syst.), Ser. B, 5.25%, 6/15/36	A3	1,000,000	1,011,980

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	800,000	840,240

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	799,020

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/27	A+	650,000	696,137

			10,191,105

New Mexico (0.2%)

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	980,000	992,632

			992,632

New York (10.3%)

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM, 5.75%, 5/1/27
(Prerefunded 5/1/18)	Aa2	4,000,000	4,234,840

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5.75%, 2/15/47	A2	1,000,000	1,134,630

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5.25%, 10/1/35	A3	1,000,000	1,191,020

Metro. Trans. Auth. Mandatory Put Bonds (2/15/20),
Ser. C-2B, 5.00%, 11/15/34	AA–	2,000,000	2,181,900

Metro. Trans. Auth. Rev. Bonds

Ser. B, 5.00%, 11/15/37	AA–	2,000,000	2,259,000

Ser. D, 5.00%, 11/15/36	AA–	3,000,000	3,351,840

Metro. Trans. Auth. Dedicated Tax Fund Rev. Bonds,
Ser. A, 5.25%, 11/15/34	AA	1,900,000	2,249,429

NY City, G.O. Bonds

Ser. D-1, 5.00%, 10/1/36	Aa2	1,400,000	1,579,340

Ser. A-1, 5.00%, 8/1/30	Aa2	2,000,000	2,337,360

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds

(2nd Gen. Resolution), Ser. CC-1, 5.00%, 6/15/46	Aa1	2,000,000	2,246,240

Ser. AA, 5.00%, 6/15/34	Aa1	1,000,000	1,123,040

NY City, Transitional Fin. Auth. Rev. Bonds

Ser. E-1, 5.00%, 2/1/39	AAA	2,000,000	2,271,080

(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	2,000,000	2,266,060

(Future Tax), Ser. E-1, 5.00%, 2/1/35	AAA	1,500,000	1,714,620

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	910,000	1,016,042

NY City, Trust for Cultural Resources Rev.
Bonds (Museum of Modern Art (The)), Ser. 1-E,
4.00%, 2/1/23	Aa2	800,000	896,688

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00%, 3/15/38	AAA	1,000,000	1,124,650

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5.75%, 3/15/36	AAA	2,000,000	2,179,040

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

New York cont.

NY State Urban Dev. Corp. Rev. Bonds

(Personal Income Tax (Group C)), Ser. A,
5.00%, 3/15/37	AAA	$2,000,000	$2,270,780

(Personal Income Tax), Ser. A, 5.00%, 3/15/35	AAA	1,000,000	1,143,880

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6.00%, 12/1/42	Baa1	900,000	1,016,028

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A, AGM,
5.00%, 5/1/25	Aa2	1,000,000	1,046,910

Triborough, Bridge & Tunnel Auth. Rev. Bonds,
Ser. A, 5.00%, 11/15/41	Aa3	1,250,000	1,417,600

			42,252,017

North Carolina (0.5%)

NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds

(Meredith College), Ser. A, 6.00%, 6/1/31	BBB	485,000	505,457

(Meredith College), Ser. A, 6.00%, 6/1/31
(Prerefunded 6/1/18)	AAA/P	15,000	15,970

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
5.50%, 1/1/26 (Prerefunded 1/1/19)	AAA/F	1,500,000	1,624,170

			2,145,597

Ohio (3.7%)

American Muni. Pwr., Inc. Rev. Bonds (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/26	A	500,000	587,690

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2

5.75%, 6/1/34	B–	500,000	452,630

5.375%, 6/1/24	B–	1,000,000	921,980

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	700,000	729,722

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5.00%, 12/1/32	A1	2,000,000	2,244,380

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. C-2, AGM, 5.00%, 4/1/24	AA	2,000,000	2,088,740

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	716,365

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	235,000	244,308

OH State Rev. Bonds (Northeast OH Regl. Swr. Dist.),
5.00%, 11/15/44	Aa1	1,015,000	1,130,334

OH State Air Quality Dev. Auth., Poll. Control
Mandatory Put Bonds (4/1/20) (FirstEnergy Nuclear
Generation, LLC), Ser. B, 3.625%, 10/1/33	Caa1	1,000,000	410,000

OH State Higher Edl. Fac. Rev. Bonds (U. of Dayton),
Ser. A, 5.625%, 12/1/41	A+	1,000,000	1,129,360

OH State Major New Infrastructure Rev. Bonds,
Ser. 16-1, 5.00%, 12/15/28	Aa2	850,000	1,010,047

OH State Tpk. Comm. Rev. Bonds

(Infrastructure), Ser. A-1, 5.25%, 2/15/32	A1	700,000	803,376

5.00%, 2/15/48	A1	1,250,000	1,366,088

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Ohio cont.

Scioto Cnty., Hosp. Rev. Bonds (Southern OH Med.
Ctr.), 5.00%, 2/15/33	A2	$500,000	$559,295

Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein
Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	570,870

			14,965,185

Oregon (0.3%)

Keizer, Special Assmt. Bonds (Keizer Station), Ser. A,
5.20%, 6/1/31	A1	335,000	350,594

OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5.75%,
7/1/39 (Prerefunded 7/1/19)	Aa3	750,000	829,718

			1,180,312

Pennsylvania (6.4%)

Allegheny Cnty., G.O. Bonds, Ser. C-72,
5.25%, 12/1/32	AA–	670,000	779,029

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5.625%, 8/15/39	Aa3	500,000	540,680

Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp.
& Med. Ctr.), Ser. A-3, 5.50%, 11/1/31	AA–	3,000,000	3,270,540

Dallas, Area Muni. Auth. U. Rev. Bonds (Misericordia
U.), 5.00%, 5/1/29	Baa3	300,000	316,563

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A

6.00%, 6/1/29	A+	1,305,000	1,426,548

6.00%, 6/1/29 (Prerefunded 6/1/19)	AAA/P	1,195,000	1,323,642

Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/30	A	3,000,000	3,385,890

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	2,078,904

PA State Higher Edl. Fac. Auth. Rev. Bonds (East
Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	808,404

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,118,231

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5.00%, 12/1/38	A1	650,000	714,825

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/26	A2	500,000	581,775

Philadelphia, Gas Wks. Rev. Bonds

Ser. 9th, 5.25%, 8/1/40	A	855,000	923,682

Ser. 9th, U.S. Govt. Coll., 5.25%, 8/1/40
(Prerefunded 8/1/20)	AAA/P	545,000	614,526

(1998 Gen. Ordinance), Ser. 14, 5.00%, 10/1/34	A	1,000,000	1,105,600

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/26	A1	2,220,000	2,549,759

Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,338,460

Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	1,250,000	1,427,113

Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	250,000	289,433

Wilkes-Barre, Fin. Auth. Rev. Bonds (U. of Scranton),
5.00%, 11/1/40	A–	500,000	546,270

			26,139,874

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Rhode Island (0.5%)

RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.)

5.00%, 5/15/33	BBB+	$365,000	$394,226

5.00%, 5/15/26	BBB+	580,000	654,304

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	996,710

			2,045,240

South Carolina (1.3%)

Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	662,469

SC State Pub. Svc. Auth. Rev. Bonds

(Santee Cooper), Ser. A, 5.75%, 12/1/43	AA–	3,000,000	3,589,650

Ser. A, 5.50%, 12/1/54	AA–	1,000,000	1,114,550

			5,366,669

Tennessee (0.5%)

Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6.00%, 7/1/38	Baa1	1,850,000	2,010,451

			2,010,451

Texas (8.5%)

Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	300,000	323,667

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA Pub.
Schools), Ser. B, 5.00%, 8/15/27	BBB	350,000	394,965

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5.375%, 2/15/29	A2	2,500,000	2,503,850

Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	2,500,000	2,810,850

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa3	500,000	528,255

Houston, Util. Syst. Rev. Bonds

Ser. D, 5.00%, 11/15/39	Aa2	1,000,000	1,123,100

Ser. B, 5.00%, 11/15/36	Aa2	3,000,000	3,439,530

Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,262,160

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5.00%, 5/15/32	A	475,000	535,449

Matagorda Cnty., Poll. Control Rev. Bonds (Central
Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	Baa1	600,000	650,412

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35	Baa3	800,000	846,056

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	547,895

(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	530,000	580,769

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. A, 6.25%, 1/1/24	A	655,000	715,470

(1st Tier), Ser. A, FCS, U.S. Govt. Coll., 6.25%,
1/1/24 (Prerefunded 1/1/19)	AA/P	2,845,000	3,115,047

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Texas cont.

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. A, FCS, NATL, U.S. Govt. Coll.,
5.125%, 1/1/28 (Prerefunded 1/1/18)	AA–	$1,315,000	$1,363,813

(1st Tier), Ser. A, NATL, 5.125%, 1/1/28	AA–	185,000	190,890

Ser. A, 5.00%, 1/1/39	A1	1,200,000	1,330,920

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,137,210

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)

5.25%, 11/15/37	A/F	560,000	565,270

5.25%, 11/15/37 (Prerefunded 11/15/17)	AAA/P	440,000	453,561

TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	500,000	572,355

TX State G.O. Bonds (Trans. Auth.), Ser. A,
5.00%, 10/1/44	Aaa	4,750,000	5,385,313

TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,000,000	1,084,410

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,334,578

			34,795,795

Vermont (0.2%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/36	A3	750,000	813,345

			813,345

Virginia (0.1%)

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	383,901

			383,901

Washington (1.6%)

WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	849,120

WA State Higher Ed. Fac. Auth. Rev.
Bonds (Whitworth U.), 5.125%, 10/1/24
(Prerefunded 10/1/19)	Baa1	2,500,000	2,745,825

WA State Hlth. Care Fac. Auth. Rev. Bonds

(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,132,040

Ser. B, NATL, 5.00%, 2/15/27	AA–	900,000	913,284

(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	810,000	759,213

			6,399,482

West Virginia (0.1%)

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	Baa1	500,000	550,225

			550,225

Wisconsin (1.1%)

WI State Rev. Bonds, Ser. A

6.00%, 5/1/27	Aa3	1,810,000	1,990,330

U.S. Govt. Coll., 6.00%, 5/1/27
(Prerefunded 5/1/19)		190,000	209,819

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Wisconsin cont.

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	$1,250,000	$1,385,000

(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,082,060

			4,667,209

Wyoming (0.5%)

Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5.25%, 7/15/26	A1	1,800,000	1,957,374

			1,957,374

TOTAL INVESTMENTS

Total investments (cost $383,325,731)			$399,088,228

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $408,778,174.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period
(as a percentage of net assets):

Prerefunded	14.6%

Health care	14.3

Utilities	14.0

Transportation	12.2

State debt	11.9

AMT-Free Municipal Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$399,088,228	$—

Totals by level	$—	$399,088,228	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 AMT-Free Municipal Fund

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $383,325,731)	$399,088,228

Cash	9,685,593

Interest and other receivables	4,466,641

Receivable for shares of the fund sold	1,452,014

Receivable for investments sold	80,000

Receivable for custodian fees (Note 2)	4,448

Prepaid assets	48,054

Total assets	414,824,978

LIABILITIES

Payable for investments purchased	1,575,920

Payable for purchases of delayed delivery securities (Note 1)	3,329,220

Payable for shares of the fund repurchased	474,339

Payable for compensation of Manager (Note 2)	151,770

Payable for investor servicing fees (Note 2)	39,286

Payable for Trustee compensation and expenses (Note 2)	149,153

Payable for administrative services (Note 2)	4,316

Payable for distribution fees (Note 2)	95,204

Distributions payable to shareholders	161,349

Other accrued expenses	66,247

Total liabilities	6,046,804

Net assets	$408,778,174

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$400,959,586

Undistributed net investment income (Note 1)	196,695

Accumulated net realized loss on investments (Note 1)	(8,140,604)

Net unrealized appreciation of investments	15,762,497

Total — Representing net assets applicable to capital shares outstanding	$408,778,174

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($327,609,872 divided by 21,989,271 shares)	$14.90

Offering price per class A share (100/96.00 of $14.90)*	$15.52

Net asset value and offering price per class B share ($2,514,684 divided by 168,595 shares)**	$14.92

Net asset value and offering price per class C share ($32,748,304 divided by 2,191,717 shares)**	$14.94

Net asset value and redemption price per class M share ($818,096 divided by 54,746 shares)	$14.94

Offering price per class M share (100/96.75 of $14.94)†	$15.44

Net asset value, offering price and redemption price per class Y share
($45,087,218 divided by 3,023,794 shares)	$14.91

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 31

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$8,565,166

Total investment income	8,565,166

EXPENSES

Compensation of Manager (Note 2)	969,458

Investor servicing fees (Note 2)	127,514

Custodian fees (Note 2)	5,206

Trustee compensation and expenses (Note 2)	10,858

Distribution fees (Note 2)	601,713

Administrative services (Note 2)	7,818

Other	122,928

Total expenses	1,845,495

Expense reduction (Note 2)	(11,219)

Net expenses	1,834,276

Net investment income	6,730,890

Net realized gain on investments (Notes 1 and 3)	46,288

Net unrealized depreciation of investments during the period	(24,146,573)

Net loss on investments	(24,100,285)

Net decrease in net assets resulting from operations	$(17,369,395)

The accompanying notes are an integral part of these financial statements.

32 AMT-Free Municipal Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$6,730,890	$13,315,431

Net realized gain (loss) on investments	46,288	(54,910)

Net unrealized appreciation (depreciation) of investments	(24,146,573)	11,265,292

Net increase (decrease) in net assets resulting
from operations	(17,369,395)	24,525,813

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(22,048)	(69,384)

Class B	(171)	(585)

Class C	(2,232)	(5,776)

Class M	(54)	(300)

Class Y	(3,126)	(7,732)

From tax-exempt net investment income
Class A	(5,394,617)	(10,985,717)

Class B	(33,305)	(75,647)

Class C	(395,092)	(723,562)

Class M	(16,972)	(41,009)

Class Y	(851,338)	(1,417,234)

Increase (decrease) from capital share transactions (Note 4)	(16,122,795)	72,577,506

Total increase (decrease) in net assets	(40,211,145)	83,776,373

NET ASSETS

Beginning of period	448,989,319	365,212,946

End of period (including undistributed net investment
income of $196,695 and $184,760, respectively)	$408,778,174	$448,989,319

* Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A

January 31, 2017**	$15.71	.24	(.81)	(.57)	(.24)	(.24)	$14.90	(3.67)*	$327,610	.40 *	1.54*	16*

July 31, 2016	15.28	.53	.43	.96	(.53)	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11

July 31, 2015	15.26	.57	.02	.59	(.57)	(.57)	15.28	3.86	306,111.78		3.69	10

July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	15.26	7.56	333,666.78		3.85	11

July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	14.74	(3.06)	356,787.77		3.54	16

July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	15.75	11.77	398,419.78		3.98	10

Class B

January 31, 2017**	$15.73	.19	(.81)	(.62)	(.19)	(.19)	$14.92	(3.97)*	$2,515	.71*	1.23*	16*

July 31, 2016	15.30	.43	.43	.86	(.43)	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11

July 31, 2015	15.27	.47	.03	.50	(.47)	(.47)	15.30	3.29	2,757	1.40	3.07	10

July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	15.27	6.82	2,958	1.40	3.24	11

July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	14.76	(3.59)	3,826	1.38	2.92	16

July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	15.76	11.09	3,654	1.40	3.37	10

Class C

January 31, 2017**	$15.76	.18	(.82)	(.64)	(.18)	(.18)	$14.94	(4.10)*	$32,748	.79*	1.16*	16*

July 31, 2016	15.33	.41	.43	.84	(.41)	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11

July 31, 2015	15.30	.45	.03	.48	(.45)	(.45)	15.33	3.13	24,934	1.55	2.92	10

July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	15.30	6.71	26,761	1.55	3.09	11

July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	14.78	(3.73)	37,026	1.53	2.77	16

July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	15.78	10.88	39,662	1.55	3.20	10

Class M

January 31, 2017**	$15.76	.22	(.82)	(.60)	(.22)	(.22)	$14.94	(3.85)*	$818	.53*	1.39 *	16*

July 31, 2016	15.33	.49	.43	.92	(.49)	(.49)	15.76	6.09	1,535	1.07[c]	3.13[c]	11

July 31, 2015	15.30	.52	.03	.55	(.52)	(.52)	15.33	3.64	1,091	1.05	3.42	10

July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	15.30	7.25	988	1.05	3.58	11

July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	14.78	(3.24)	1,120	1.03	3.27	16

July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	15.78	11.44	887	1.05	3.72	10

Class Y

January 31, 2017**	$15.73	.25	(.82)	(.57)	(.25)	(.25)	$14.91	(3.62)*	$45,087	.28*	1.66*	16*

July 31, 2016	15.30	.56	.43	.99	(.56)	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11

July 31, 2015	15.27	.60	.03	.63	(.60)	(.60)	15.30	4.17	30,320.55		3.92	10

July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	15.27	7.80	26,374.55		4.08	11

July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	14.75	(2.83)	30,338.53		3.77	16

July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	15.76	12.09	32,122.55		4.17	10

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund	AMT-Free Municipal Fund 35

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

36 AMT-Free Municipal Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

AMT-Free Municipal Fund 37

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2016, the fund had a capital loss carryover of $7,502,443 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,738,439	N/A	$3,738,439	*

3,337,309	N/A	3,337,309	July 2018

426,695	N/A	426,695	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $625,366 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $383,253,471, resulting in gross unrealized appreciation and depreciation of $21,210,105 and $5,375,348, respectively, or net unrealized appreciation of $15,834,757.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.220% of the fund’s average net assets.

38 AMT-Free Municipal Fund

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$101,531	Class M	355

Class B	786	Class Y	14,883

Class C	9,959	Total	$127,514

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11,219 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $319, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

AMT-Free Municipal Fund 39

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	*	$413,854

Class B	1.00%	0.85%	11,604

Class C	1.00%	1.00%	173,193

Class M	1.00%	0.50%	3,062

Total			$601,713

* Equals the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,430 and $30 from the sale of class A and class M shares, respectively, and received $82 and $556 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$66,541,430	$69,142,068

U.S. government securities (Long-term)	—	—

Total	$66,541,430	$69,142,068

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

40 AMT-Free Municipal Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,807,959	$43,171,010	6,023,811	$93,321,657

Shares issued in connection with
reinvestment of distributions	308,842	4,693,102	601,316	9,291,999

	3,116,801	47,864,112	6,625,127	102,613,656

Shares repurchased	(3,964,452)	(59,984,398)	(3,815,550)	(58,989,647)

Net increase (decrease)	(847,651)	$(12,120,286)	2,809,577	$43,624,009

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	6,671	$100,756	38,095	$590,720

Shares issued in connection with
reinvestment of distributions	2,048	31,155	4,597	71,086

	8,719	131,911	42,692	661,806

Shares repurchased	(22,823)	(344,648)	(40,174)	(621,108)

Net increase (decrease)	(14,104)	$(212,737)	2,518	$40,698

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	423,201	$6,541,165	676,351	$10,515,460

Shares issued in connection with
reinvestment of distributions	22,688	345,367	39,620	613,912

	445,889	6,886,532	715,971	11,129,372

Shares repurchased	(352,439)	(5,335,378)	(244,589)	(3,795,064)

Net increase	93,450	$1,551,154	471,382	$7,334,308

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	634	$9,777	25,105	$387,966

Shares issued in connection with
reinvestment of distributions	1,077	16,470	2,591	40,160

	1,711	26,247	27,696	428,126

Shares repurchased	(44,368)	(671,676)	(1,466)	(22,743)

Net increase (decrease)	(42,657)	$(645,429)	26,230	$405,383

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	587,768	$9,004,398	1,753,881	$27,153,658

Shares issued in connection with
reinvestment of distributions	43,817	666,672	71,987	1,114,753

	631,585	9,671,070	1,825,868	28,268,411

Shares repurchased	(956,880)	(14,366,567)	(459,005)	(7,095,303)

Net increase (decrease)	(325,295)	$(4,695,497)	1,366,863	$21,173,108

AMT-Free Municipal Fund 41

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 AMT-Free Municipal Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

AMT-Free Municipal Fund 43

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA043 304793 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017